                                                                       Exhibit 4


         EXPECTED PORTFOLIO VALUE BASED ON THE DEPRECIATION FACTORS AND
              THE AIRCRAFT IN THE PORTFOLIO AS OF JANUARY 31, 2001

                            EXPECTED
         MONTH           PORTFOLIO VALUE
         -----           ---------------
                          ($ MILLIONS)
March 2001..............    3,108.632
April 2001..............    3,093.162
May 2001................    3,077.596
June 2001...............    3,057.318
July 2001...............    3,042.267
August 2001.............    3,025.663
September 2001..........    3,011.253
October 2001............    2,996.753
November 2001...........    2,982.163
December 2001...........    2,967.484
January 2002............    2,952.713
February 2002...........    2,937.852
March 2002..............    2,922.899
April 2002..............    2,907.855
May 2002................    2,892.719
June 2002...............    2,877.590
July 2002...............    2,862.482
August 2002.............    2,847.281
September 2002..........    2,831.989
October 2002............    2,816.603
November 2002...........    2,801.125
December 2002...........    2,785.553
January 2003............    2,769.887
February 2003...........    2,754.127
March 2003..............    2,738.272
April 2003..............    2,722.323
May 2003................    2,706.278
June 2003...............    2,690.137
July 2003...............    2,673.900
August 2003.............    2,657.567
September 2003..........    2,641.137
October 2003............    2,624.610
November 2003...........    2,607.985
December 2003...........    2,591.263
January 2004............    2,574.508
February 2004...........    2,557.731
March 2004..............    2,540.856
April 2004..............    2,523.926
May 2004................    2,507.185
June 2004...............    2,490.689
July 2004...............    2,474.180
August 2004.............    2,457.575
September 2004..........    2,440.872
October 2004............    2,424.073
November 2004...........    2,407.175
December 2004...........    2,390.370
January 2005............    2,373.687
February 2005...........    2,356.907
March 2005..............    2,340.030
April 2005..............    2,323.247
May 2005................    2,306.528
June 2005...............    2,289.772
July 2005...............    2,272.953
August 2005.............    2,256.113
September 2005..........    2,239.363
October 2005............    2,222.719
November 2005...........    2,206.085
December 2005...........    2,189.464
January 2006............    2,172.787
February 2006...........    2,156.151
March 2006..............    2,139.768

                            EXPECTED
         MONTH           PORTFOLIO VALUE
         -----           ---------------
                          ($ MILLIONS)
April 2006..............    2,123.599
May 2006................    2,107.510
June 2006...............    2,091.530
July 2006...............    2,075.584
August 2006.............    2,059.587
September 2006..........    2,043.694
October 2006............    2,027.711
November 2006...........    2,011.636
December 2006...........    1,995.470
January 2007............    1,979.235
February 2007...........    1,963.127
March 2007..............    1,947.257
April 2007..............    1,931.425
May 2007................    1,915.948
June 2007...............    1,900.720
July 2007...............    1,885.435
August 2007.............    1,870.062
September 2007..........    1,854.603
October 2007............    1,839.056
November 2007...........    1,823.739
December 2007...........    1,808.434
January 2008............    1,793.042
February 2008...........    1,777.652
March 2008..............    1,762.389
April 2008..............    1,747.131
May 2008................    1,732.003
June 2008...............    1,717.037
July 2008...............    1,702.161
August 2008.............    1,687.267
September 2008..........    1,672.396
October 2008............    1,657.442
November 2008...........    1,642.405
December 2008...........    1,627.330
January 2009............    1,612.302
February 2009...........    1,597.189
March 2009..............    1,581.992
April 2009..............    1,566.711
May 2009................    1,551.344
June 2009...............    1,535.892
July 2009...............    1,520.355
August 2009.............    1,504.732
September 2009..........    1,489.099
October 2009............    1,473.470
November 2009...........    1,457.754
December 2009...........    1,441.952
January 2010............    1,426.063
February 2010...........    1,410.087
March 2010..............    1,394.024
April 2010..............    1,377.872
May 2010................    1,361.633
June 2010...............    1,345.305
July 2010...............    1,328.888
August 2010.............    1,312.382
September 2010..........    1,295.787
October 2010............    1,279.101
November 2010...........    1,262.326
December 2010...........    1,245.460
January 2011............    1,228.503
February 2011...........    1,211.455
March 2011..............    1,194.315
April 2011..............    1,177.241

                            EXPECTED
         MONTH           PORTFOLIO VALUE
         -----           ---------------
                          ($ MILLIONS)
May 2011................    1,160.255
June 2011...............    1,143.361
July 2011...............    1,126.585
August 2011.............    1,109.719
September 2011..........    1,092.763
October 2011............    1,075.717
November 2011...........    1,058.580
December 2011...........    1,041.352
January 2012............    1,024.033
February 2012...........    1,006.622
March 2012..............      989.118
April 2012..............      971.523
May 2012................      954.008
June 2012...............      936.576
July 2012...............      919.053
August 2012.............      901.437
September 2012..........      883.729
October 2012............      866.009
November 2012...........      848.288
December 2012...........      830.474
January 2013............      812.567
February 2013...........      794.699
March 2013..............      776.852
April 2013..............      759.225
May 2013................      741.757
June 2013...............      724.204
July 2013...............      706.726
August 2013.............      689.426
September 2013..........      672.150
October 2013............      654.810
November 2013...........      637.553
December 2013...........      620.419
January 2014............      603.351
February 2014...........      586.196
March 2014..............      568.993
April 2014..............      551.748
May 2014................      534.415
June 2014...............      517.093
July 2014...............      499.962
August 2014.............      482.939
September 2014..........      465.828
October 2014............      448.751
November 2014...........      431.707
December 2014...........      414.664
January 2015............      397.693
February 2015...........      380.677
March 2015..............      363.574
April 2015..............      346.480
May 2015................      329.409
June 2015...............      312.386
July 2015...............      295.521
August 2015.............      278.994
September 2015..........      262.919
October 2015............      247.045
November 2015...........      231.553
December 2015...........      216.274
January 2016............      201.152
February 2016...........      186.097
March 2016..............      171.502
April 2016..............      157.503
May 2016................      144.007

         EXPECTED PORTFOLIO VALUE BASED ON THE DEPRECIATION FACTORS AND THE AIRCRAFT IN THE PORTFOLIO AS OF JANUARY 31, 2001 -- (Continued)


                            EXPECTED
         MONTH           PORTFOLIO VALUE
         -----           ---------------
                          ($ MILLIONS)
June 2016...............      130.703
July 2016...............      117.910
August 2016.............      105.897
September 2016..........       94.451
October 2016............       83.493
November 2016...........       72.801
December 2016...........       62.176
January 2017............       51.912
February 2017...........       43.148
March 2017..............       35.536
April 2017..............       29.315
May 2017................       24.260


                            EXPECTED
         MONTH           PORTFOLIO VALUE
         -----           ---------------
                          ($ MILLIONS)
June 2017...............       19.578
July 2017...............       15.394
August 2017.............       11.525
September 2017..........        8.265
October 2017............        5.985
November 2017...........        4.410
December 2017...........        3.589
January 2018............        3.051
February 2018...........        2.620
March 2018..............        2.222
April 2018..............        1.993


                            EXPECTED
         MONTH           PORTFOLIO VALUE
         -----           ---------------
                          ($ MILLIONS)
May 2018................        1.764
June 2018...............        1.534
July 2018...............        1.302
August 2018.............        1.070
September 2018..........        0.836
October 2018............        0.601
November 2018...........        0.364
December 2018...........        0.127
January 2019............        0.000
February 2019...........        0.000
March 2019..............        0.000


                                       24